HIGHLAND LOFTS OFFICE LEASE




1.  BASIC LEASE PROVISIONS

(a) BUILDING:

    HIGHLAND LOFTS 168 East Highland Ave. Elgin, Illinois 60120

(b) LANDLORD AND ADDRESS:

    MARKUR DEVELOPMENT CORP., Agent
    P.O. Box 671
    Elgin, Illinois 60121

(c) TENANT AND CURRENT ADDRESS:

    Prior to Commencement of Lease:   After Commencement of Lease:


    Synaptx Impulse, Inc.             Synaptx Impulse, Inc.
    (f/k/a Maxwell Partners, Inc.)    (f/k/a Maxwell Partners,
Inc.)
    385 Airport Road, Suite A         168 E. Highland Ave., Suite
300
    Elgin, IL 60123                   Elgin, IL 60121


    (d)    DATE OF LEASE:.            August 1, 1997.

    (e)    LEASE TERM:                      7 years

    (f)     COMMENCEMENT OF TERM:          January 1, 1998.
    (g)     EXPIRATION DATE OF TERM:       December 3 1, 2004.

(h) BASE RENT, subject to adjustment as provided herein:

    The Base Rent for the purpose of this Lease shall be determined as follows:

Months        Lease Year    Total Per Month

1-12    1     $10,597.00
13-24   2     $10,975.53
25-36   3     $11,370.93
37-48   4     $11,766.13
49-60   5     $12,177.80
61-72   6     $12,603.13
73-84   7     $13,041.22

    Lessor agrees that the Base Rent for the first month of the Lease Tenn shall be abated. However, in the event that this Lease is terminated before expiration of the full term by a default of the Tenant, then the rent hereby abated shall be deemed reinstituted and immediately due and payable.

(i) MEASURABLE  AREA OF THE PREMISES: 91,672 Measurable Square
Feet

(j) RENTABLE AREA OF THE BUILDING: 67, 865 Rentable Square Feet

(k) RENTABLE AREA OF THE DEMISED PREMISES: 19,760 Rentable Square
    Feet

(l) GOOD FAITH DEPOSIT:

    Twenty One Thousand One Hundred Ninety Four ($21,194.00) Dollars of which $17,000.00 has been paid and balance is due by September 1, 1997. The failure to make any such payment shall be deemed an event of default hereunder. All of said funds shall be held as the Security Deposit until the termination of this Lease, whether by expiration of its term or otherwise.

(m)      -------------------------------------

(n)     SECURITY FOR IMPROVEMENTS

    Simultaneously with the execution of this Tenant will deliver a bank irrevocable demand letter of credit ("LC") in favor of Landlord as beneficiary thereunder in the original amount of Fifty Thousand ($50,000.00) Dollars. The issuer, form and substance of the LC shall be subject to Landlord's reasonable approval consistent with the terms and conditions stated herein. The LC, including any extensions or renewals shall be released if and when the Tenant occupies the demised premises on or before January 31, 1998, and the Demised Premises are completed for occupancy on or before January 31, 1998.

Any demand under the LC shall be accompanied by a certification signed by an officer of MARKUR DEVELOPMENT CORP. as agent for the Landlord that:

the Tenant has not occupied the premises by January 31, 1998 and that all or a portion of said amount remains unpaid.

    All funds received by Landlord shall be deemed to apply to the Tenant's obligations under this Lease.

2. PREMISES. Landlord hereby leases to Tenant, and Tenant accepts the demised premises (hereinafter known as "demised premises' or "premises'), being the entire third (3rd) floor of the building having the common address of 168 East Highland Avenue, Elgin, IL (Building" or "Complete, as applicable) and described in the plan attached hereto as Exhibit "N' in the Building described in Subsection l(a) for the term and upon the conditions provided in the Lease, to be occupied and used by the Tenant for general offices and any other lawful purpose and no other purpose, subject to the agreements herein contained. Landlord agrees that unless Tenant shall consent thereto in writing in advance of the creation of such other tenancy, during the Term of this Landlord will not rent any portion of the remainder of the Building for any of the following uses:
massage parlors; pediatric ob/gyn doctors; music or dance instruction; betting and gambling facilities; Laundromat or dry cleaner with plant on premises; day care facilities; business employing hazardous chemicals; taverns / bars which derive 65% of income from the sale of alcoholic beverages,

3. TERM, The term of this Lease shall commence on the date specified in Subsection l(f) (the "Commencement Date") and shall expire on the date specified in Subsection I (g) (the "Expiration Date!') unless sooner terminated as otherwise provided in this Lease.

4. RENT. The Tenant shall pay Base Rent and as specified in Subsection 1(h) to Landlord as identified or to such other person or at such other place as Landlord may direct in writing, monthly in advance on or before the first day of each month of the term except that the Tenant shall pay the second such monthly installment on the execution hereof as part of the Good Faith deposit in Subsection 10). If the term commences other than on the first day of a month or ends other than on the last day of the month, the Base Rent for the third month shall be prorated, and this prorated rent for the portion of the third month in which the term commences shall be paid on the first day of the third month of this lease term. All such base rent shall be paid without any set-off or deduction whatsoever. Unpaid base rent shall bear interest at the rate set forth in Subsection 27(f), from the date due until paid. Time is of the essence of this Lease.

5. SERVICES. The Landlord, as long as the Tenant is not in default under any of the covenants of this Lease, shall furnish:
    (a) Heating, Ventilating and Air Conditioning ("HVAC") Equipment when necessary to provide a temperature condition required for comfortable occupancy of the demised premises under normal business operations, daily from 7:00 A.M. to 8:00 P.M. and on Saturdays from 8:00 A.M. to 1:00 P.M., Sundays and holidays excepted. Tenant at its own cost and discretion will have control of certain HVAC Equipment including Library area and will not be subject to "set basic' environmental controls. For the purpose of this Lease the following shall be deemed to be adequate for comfortable occupancy:

    Summer 76' Fahrenheit with maximum 50% humidity
    Winter 70' Fahrenheit with minimum 25% humidity

    Wherever heat generating machines or equipment are used by Tenant in the demised premises which affect the temperature, otherwise maintained by the HVAC system, Landlord reserves the right to install supplementary air-conditioning units in the demised premises and the expense of installation shall be paid by Tenant. The expense resulting from the operation and maintenance of the supplementary air conditioning system shall be paid by the Tenant to the Landlord as additional rent at reasonable rates fixed by Landlord. The Landlord agrees to furnish heat to the demised premises, as required by law, on business days from 7:00 AM. to 8:00 P.M., Saturdays from 8:00 A.M. to 1:00 P.M., Sundays and holidays excepted. If Tenant requests Landlord to supply heat or air conditioning at times other than such hours, then upon at least 24 hours advance notice to Landlord, Landlord will supply the necessary heat or air conditioning at rates set by Landlord;

    (b) Cold water in common with other tenants for drinking, lavatory and toilet purposes drawn through fixtures installed by the Landlord, or by Tenant in the demised premises with Landlord's written consent, and hot water in common with other tenants for lavatory purposes from regular Building supply. Tenant shall pay Landlord as additional rent at rates fixed by Landlord and based upon Landlord's reasonable computation of any additional consumption based upon Tenant's activities for water furnished for any other purpose. The Tenant shall not waste or permit the waste of water. If the Tenant fails to pay within ten (10) days the Landlord's proper charges for water, the Landlord, upon not less than ten (10) days' notice, may, in addition to any other remedy provided in this Lease, discontinue furnishing that service and no such discontinuance shall be deemed an eviction or disturbance of Tenant's use of the demised premises or render Landlord liable for damages or relieve

     Tenant's use of the demised premises or render Landlord liable for damages or relieve Tenant from any obligation;

    (c)  Janitor service and customary cleaning in and about the
    Building is allowed daily,    Saturdays, Sundays and holidays
    excepted. The Tenant shall provide any janitor services or cleaning for the demised premises but subject to the Landlord's written consent and then only subject to supervision of Landlord and at Tenant's sole responsibility and by janitor or cleaning contractor or employees at all times satisfactory to Landlord. The Landlord will designate the location for depositing of Tenant's refuse. The Tenant will provide for the removal of any wastes reasonably deemed by Landlord to be in excess of normal and customary for such business purpose. Tenant will separate recyclable or other wastes if required by local ordinance.

    (d) Landlord will provide Tenant with after hours security passes for use of the elevators. Passenger elevator service in common with Landlord and other tenants, daily from 7:00 A.M. to 8:00 P.M., Saturdays from 8:00 A.M. to 1:00 P.M., Sundays and holidays excepted, and freight elevator service in common with Landlord and other tenants, daily from 8:00 A.M. to 5:00 P.M., Saturdays, Sundays and holiday excepted. Such normal elevator service, passenger or freight, if furnished at other times shall be optional with Landlord, which approval shall not be withheld and shall never be deemed a continuing obligation. The Landlord, however, shall provide limited passenger elevator service daily at all times such normal passenger service is not furnished. Operatorless automatic elevator service shall be deemed "elevator service" within the meaning of this paragraph. The passenger elevator shall be used for passenger only and freight elevator for all other purposes.

    (e) Window washing of all windows on the exterior walls of the Building located in the demised premises, both inside and out, at such times as shall be required in the Landlord's sole judgment; but such washing shall not be required more than once every six months.

    (f) It is understood that the parking areas are not maintained or under the control of the Landlord. Tenant shall be granted the right to use seventeen (17) of the fifty (50) covered spaces in the adjacent parking lot which is owned by the City of Elgin. Tenant recognizes and acknowledges that such use has been made available for approximately three (3) years from the time of Lease Commencement. All such parking privileges may be subject to reasonable regulations of the City or Landlord. Tenant acknowledges that Landlord has no control over such parking privileges which are under the authority of the City.

    (g) All electricity used in the premises shall be separately metered and the Tenant shall pay electric bills directly to the local electric utility company. Maintenance of fighting fixtures and replacement of lamps shall be furnished by Landlord at Tenant's expense, but not less than once per month, upon request of Tenant.

    (h) The Landlord does not warrant that any of the services above mentioned will be free from interruptions caused by war, insurrection, civil commotion, riots, acts of God or the enemy, governmental action, repairs, renewals, improvements, alternations, strikes, lockouts, picketing, whether legal or illegal, accidents, inability of the Landlord to obtain fuel or supplies or any other cause or causes beyond the reasonable control of the Landlord. Any such interruption of service shall never be deemed an eviction or disturbance of the Tenant's use and possession of the premises or any part thereof, or render the Landlord liable to the Tenant for damages, or relieve the Tenant from performance of the Tenant's obligations under this Lease, except that Landlord will forfeit base rent and any additional rent during such period where occupancy is disrupted for more than three (3) days.

    (i) Tenant is granted the right to install signage in the building lobby and listing signage on the face of the building. Landlord will assist Tenant in gaining necessary approval from the City. All of such signage shall be subject to Landlord's written approval which shall not be unreasonably denied or delayed.

6. CONDITION OF PREMISES. The Tenant's taking possession shall be conclusive evidence as against the Tenant that the demised premises were in good order and satisfactory condition when the Tenant took possession. No promise of the Landlord to alter, remodel, decorate, clean or improve the demised premises, the Building or the Complex and no representation respecting the condition of the demised premises, the Building or the Complex have been made by the Landlord to the Tenant, unless the same is contained herein, or made a part hereof, or in a written document signed by Landlord or its Agent. This Lease does not grant any rights to air over property.

7. FAILURE TO GIVE POSSESSION. If the Landlord shall be unable to give possession of the demised premises on the date of the commencement of the term hereof by reason of any of the following:

(i) the Landlord has not completed its preparation of the demised premises, (ii) the Landlord is unable to give possession of the demised premises by reason of the holding over or retention of possession of any tenant, tenants or occupants, or (ii) for any other reason, Landlord shall not be subject to any liability for the failure to give possession on said date. In the event that the Landlord is unable to deliver the demised premises for either of the reasons listed as (i) or (ii) in the preceding sentence beyond December 31, 1997, then Landlord shall pay Tenant the latter's actual damages therefore, but only if attributable to an act or omission of the Landlord. Under such circumstances the rent reserved and covenanted to be paid herein shall not commence until the demised premises are available for occupancy by Tenant, and no such failure to give possession on the date of commencement of the term hereof shall affect the validity of this Lease or the obligations of the Tenant hereunder, nor shall the same be construed to extend the term of this Lease. If the demised premises are ready for occupancy prior to the date of the commencement of the term hereof and Tenant occupies the premises prior to said date, Tenant shall pay rental including amounts stated in Section 5 for the period of occupancy prior to the date of the commencement of the term hereof at the proportionate rental to the rent reserved herein. The said demised premises shall not be deemed to be unready for Tenant's occupancy or incomplete if only minor or insubstantial details of construction, decoration or mechanical adjustments remain to be done in the demised premises or any part thereof, or if special work, changes, alterations or additions required or made by Tenant in the layout or finish of the demised premises or any part thereof or shall be caused in whole or in part by Tenant through the delay of Tenant in submitting plans, supplying information, approving plans, specifications or estimates, giving authorizations or otherwise or shall be caused in whole or in part by delay and/or default on the part of Tenant and/or its subtenant or subtenants. In the event of any dispute as to whether the premises are ready for Tenant's occupancy, the decision of Landlord's architect shall be final and binding on the parties.

8. USE OF PREMISES. The Tenant shall occupy and use the demised premises during the term for the purpose above specified in Section 2 and none other;

    (a) The Tenant will not make or permit to be made any use of the demised premises which conflicts with exclusive rights granted to any other tenant or which directly or indirectly is forbidden by public law, ordinance or governmental regulation or which may be dangerous to persons or property, or which may invalidate or increase the premium cost of any policy of insurance carried on the Building or covering its operations; the Tenant shall not do, or pen-nit to be done, any act or thing upon the demised premises which will be in conflict with fire insurance policies covering the Building of which the demised premises form a part. Landlord will notify Tenant of any such exclusive rights, use of premise when granted to other tenants within ten (10) days after such leases are executed. The Tenant, at its sole expense, shall comply with all rules, regulations or requirements of the local Inspection and Rating Bureau, or any other similar body, and shall not do, or permit anything to be done upon said premises, or bring or keep anything thereon in violation of rules, regulations or requirements of the Fire Department, local Inspection and Rating Bureau, Fire Insurance Rating Organization or other authority having jurisdiction and then only in such quantity and manner of storage as not to increase the rate of fire insurance application to the Building,

    (b) any sign installed in the demised premises shall be installed by Landlord at Tenant's cost and in such manner, character and style as Landlord may approve in writing, which approval shall not unreasonably be withheld.

    (c) the Tenant shall not advertise the business, profession or activities of the Tenant conducted in the Building in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining to such business, profession or activities, and shall not use the name of the Building or complex for any purpose other than that of business address of the Tenant, and shall never use any picture or likeness of the Building or Complex in any circulars, notices, advertisements or correspondence without the Landlord's express consent in writing nor in any way do anything to defame, demean or call the Building, its managers, Landlords or tenants into disrepute, bad taste or vulgarity;

    (d) the Tenant or the Landlord shall not obstruct, or use for storage, or for any purpose other than ingress and egress the sidewalks, entrances, passages, courts, corridors, vestibules, halls, elevators and stairways of the Building;

    (e) no bicycle or other vehicle, no dog or other animal or bird shall be brought or permitted to be in the Building or any part thereof,

    (f) the Tenant or the Landlord shall not make or permit any noise or odor that is objectionable to other occupants of the Building to emanate from the demised premises, and shall not create or maintain a nuisance thereon, and shall not disturb, solicit or canvass any occupant of the Building or Complex, and shall not do any act tending to injure the reputation of the Building or Complex. Tenant shall not prepare or cook any food upon the demised premises without Landlord's written approval;

    (g) the Tenant shall not install any musical instrument or equipment in the Building, or any antennas, aerial wires or other equipment inside or outside the Building, without, in each and every instance, prior approval in writing by the Landlord. The use thereof, if permitted, shall be subject to control by the Landlord to the end that others shall not be disturbed or annoyed

    (h) the Tenant shall not waste water by tying, wedging or otherwise fastening open any faucet;

    (i) no additional locks or similar devices shall be attached to any door. No keys for any door other than those provided by the Landlord shall be made. If more than two keys for one lock are desired by the Tenant, the Landlord may provide the same upon payment by the Tenant. Upon termination of this Lease or of the Tenant's possession, the Tenant shall surrender all keys to the demised premises and shall make known to the Landlord the explanation of all combination locks of safes, cabinets and vaults of any such items remaining in the demised premises as well as any security codes needed for emergency access;

    (j) the Tenant shall be responsible for the locking of doors in and to the demised premises. Any damage resulting from neglect of this clause shall be paid for by Tenant;

    (k) the Landlord shall at the Tenant's expense, install and maintain all conduit and cable between (i) the Ameritech Demarcation Board in the Building and (ii) an agreed point of entry in the demised premises. Alternatively, Landlord may authorize a third party contractor to provide this service on an exclusive basis for the Building, in which case the Tenant shall pay such contractor directly for such installation and maintenance. The Tenant acknowledges that making building cabling the responsibility of a single party is reasonable and necessary to achieve security, efficiency, coordination and accountability. Whether building cabling is undertaken by the Landlord or an exclusive contractor, the Tenant agrees that neither the Landlord nor the contractor shall be liable for any loss, cost or damage suffered by the Tenant as a result of cabling installation and maintenance except to the extent caused by the negligence or willful misconduct of the party doing such work and that any such claim shall be limited to bodily injury, death or physical damage to property, the Tenant hereby waiving and releasing any claim for consequential damages resulting from an interruption of service, except that Landlord will make building access available on a 24 hours a day basis in case of disruption of service.

    (1) shades, draperies or other forms of inside window covering must be of such shape, color and material as approved and installed by the Landlord and shall remain in space at the termination of the lease;

    (m) the Tenant shall not overload any floor. Safes, furniture and all large articles shall be brought through the Building and into the demised premises at such times and in such manner as the Landlord shall direct and at the Tenant's sole risk and responsibility. The Tenant shall list all furniture, equipment and similar articles to be removed from the Building, and the list must be approved by the Landlord before building employees will permit any article to be removed;

    (n) unless the Landlord gives advance written consent in each and every instance, the Tenant shall not install or operate any steam or internal combustion engine, boiler, machinery, refrigerating or heating device or air-conditioning apparatus in or about the demised premises, or carry on any mechanical business therein, or use the demised premises for housing accommodations or lodging or sleeping purposes, or do any cooking therein or install or permit the installation of any vending machines, (except for a refrigerator of less than 15 cu ft, a vending machine and a microwave oven in the employee break room) or use any illumination other than electric light, or use or permit to be brought into the Building any inflammable oils or fluids such as gasoline, kerosene, naphtha and benzene, or any explosive or other articles hazardous to persons or property including firearms or other weapons;

    (o) the Tenant shall not place or allow anything to be against or near the glass or partitions, doors or windows of the demised premises which may diminish the light in, or be unsightly from the exterior of the Building, public halls or corridors;

    (p) the Tenant shall not install in the demised premises any equipment which uses an unusual amount of electricity without the advance written consent of the Landlord. "Unusual amount of electricity" shall mean any one or all of the following:
    (1) use of a lighting system which requires more electricity than the standard lighting fixtures provided in the Building by the Landlord; (2) the electrical load of electrical equipment (other than lighting) used in the premises exceeding an average of two watts per square foot of the premises; (3) electricity which is not at a nominal 120 volts; (4) electrical circuits with a capacity exceeding 20 amperes; (5) electricity used for equipment and/or accessories not normal for ordinary office use. If Landlord consents to such use of an unusual amount of electricity, the Tenant shall ascertain from the Landlord the maximum amount of electrical current which can safely be used in the demised premises, taking into account the capacity of the electric wiring in the Building and the demised premises and the needs of the other tenants in the Building and shall not use more than such safe capacity. The Landlord's consent to the installation of electric equipment shall not relieve the Tenant from the obligation not to use more electricity than such safe capacity;

    (q) in addition to all other liabilities for breach of any covenant of this Section 8, the Tenant shall pay to the Landlord all damages caused by such breach and shall also pay to the Landlord as additional rent an amount equal to any increase in insurance premium or premiums caused by such breach. Any violation of this Section 8 may be restrained by injunction. The Tenant shall be liable to the Landlord for all damages resulting from violation of any of the provisions of this Section 8. The Landlord shall have the right to make such reasonable rules and regulations as the Landlord or its agent may from time to time adopt on such reasonable notice to be given as the Landlord may elect. Nothing in this Lease shall be construed to impose upon the Landlord any duty or obligation to enforce provisions of this Section 8 or any rules and regulations hereafter adopted, or the terms, covenants or conditions of any other lease as against any other tenant, and the Landlord shall not be liable to the Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

9.  CARE AND MAINTENANCE.  Subject to the provisions of Section
13, the Tenant shall, at the Tenant's own expense, keep the demised premises in good order, condition and repair during the term. If the Tenant does not make repairs promptly and adequately, the Landlord may, but need not, make repairs, and the Tenant shall promptly pay the cost thereof The Tenant shall pay the Landlord for overtime and for any other expense incurred in the event repairs, alterations, decorating or other work in the demised premises are not made during ordinary business hours at the Tenant's request.

 10. ALTERATIONS. There shall be no painting or decorating, carpet installation, or erection of any partitions, any alterations in or additions to the demised premises or any nailing, boring or screwing into the ceilings, walls or floors, without the Landlord's prior written consent in each and every instance which shall not be unreasonably withheld. All such work shall be performed by or under the direction of Landlord, but at the cost of Tenant. The Landlord's decision to refuse such consent shall be conclusive.
All additions, decorations, fixtures, hardware, non-trade fixtures and all improvements, temporary or permanent, in or upon the demised premises, whether placed there by the Tenant or by the Landlord, shall, unless the Landlord requests their removal, become the Landlord's property (Tenant will supply Landlord with a Schedule of such items to be included, within 60 days after occupancy by Tenant) and shall remain upon the demised premises at the termination of this Lease by lapse of time or otherwise without compensation or allowance or credit to the Tenant. If, upon the Landlord's request for removal, the Tenant does not remove said additions, decorations, fixtures, hardware, non-trade fixtures and improvements, the Landlord may remove the same and the Tenant shall pay the cost of such removal to the Landlord upon demand.

11. ACCESS TO PREMISE:. The Tenant shall permit the Landlord to erect, use and maintain pipes, ducts, wiring and conduits in an through the demised premises. The Landlord and Landlord's agents shall have the right to enter upon the premises, to inspect the same, to perform janitorial and cleaning services and to make such decorations, repairs, alterations, improvements or additions to the common areas of the premises, the Building or the Complex as the Landlord may deem necessary or desirable, and the Landlord shall be allowed to take all material into and upon said demised premises that may be required therefor without the same constituting an eviction of the Tenant in whole or in part and the rent reserved shall in no way abate (except as provided in Section 12) while said decorations, repairs, alterations, improvements, or additions are being made, by reason of loss or interruption of business of the Tenant, or otherwise, except that to the extent feasible, work that is disruptive to tenant's business due to noise, dirt, dust, fumes and the like shall be scheduled and performed during non-business hours. If the Tenant shall not be personally present to open and permit an entry into said demised premises, at any time, when for any reason an entry therein shall be necessary or permissible, the Landlord or Landlord's agent may enter the same by a master key, or may forcibly enter the same, without rendering the Landlord or such agents liable therefore (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon the Landlord any obligations, responsibility or liability whatsoever, for the care, supervision or repair of the Building, the Complex or any part thereof, other than as herein provided. The Landlord shall also have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to the Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, and corridors, elevators, stairs, toilets or public parts of the Building, and to close entrances, doors, corridors, elevators or other facilities. The Landlord shall not be liable to the Tenant for any expense, injury, loss or damage resulting from work done in or upon, or the use of, any adjacent or nearby building, land, street or alley.

12. UNTENANTABILITY. If 50% of the demised premises or 25% or more of the Rentable
 Area of the Building is made untenantable by fire water damage or other casualty, Landlord may elect:

(a) to terminate this Lease as of the date of the fire or casualty by notice to the Tenant
within   sixty (60) days after that date, or

(b) proceed with all due diligence to repair, restore or rehabilitate the Building or the demised premises, in which event this Lease shall not terminate.

    In the event the Lease is not terminated pursuant to this provision, rent shall abate on a per them basis during the period of untenantability. In the event of the termination of this Lease pursuant to this section, rent shall be apportioned on a per them basis and paid to the date of the fire or other casualty. In the event that the demised premises are partially damaged by fire or other casualty but are not made wholly untenantable, then Landlord shall, except during the last year of the term hereof, proceed with all due diligence to repair and restore the demised premises in a good and workmanlike manner and the rent shall abate in proportion to the nonusability of the demised premises during the period of untenantability which repairs shall be subject to Tenant's reasonable approval. If a portion of the demised premises are made untenantable as aforesaid during the last year of the term hereof, Landlord or Tenant shall have the right to terminate this Lease as of the date of the fire or other casualty by giving written notice thereof to the other within thirty (3 0) days after the date of fire or other casualty, in which event, the rent shall be apportioned on a per them basis and paid to the date of such fire or other casualty.

    In the event the premises or the Building is damaged by fire or other casualty resulting from the act or neglect of Tenant, its agents, contractors, employees or invitees, Tenant shall not be released from any of its obligations hereunder including, without limitation, its duty to repair the premises and its liability to Landlord for damages caused by such fire or other casualty and its duty to pay rent, which rent shall not be abated. Tenant acknowledges that Landlord shall be entitled to the full proceeds of any insurance coverage, whether carried by Landlord or Tenant, for damage to alterations, additions, improvements or decorations provided by Landlord at Landlord's expense either directly or through an allowance to Tenant (whether by rent abatement or otherwise).

    Notwithstanding anything to the contrary herein set forth, Landlord shall have no duty pursuant to this Section 12 to repair or restore any portion of the alterations, additions or improvements in the premises or the decorations thereto except to the extent that such alterations, additions, improvements and decorations were provided by Landlord, at Landlord's cost, at the beginning of the term or during the term of this lease if the aggregate cost thereof exceeded $1,000.00.

13. INSURANCE.

    (a) The Landlord shall maintain insurance covering the Complex (including
    Landlord's Work in the Premises) against loss, damage or destruction by fire and the perils specified in the standard extended coverage endorsement.

    (b) Tenant, at Tenant's expense, shall purchase and maintain insurance during the entire term of the Lease for the benefit of Tenant and Landlord (as their interest may appear) with terms, coverage and in companies satisfactory to Landlord. Tenant agrees to adjust the amounts or type of coverage set forth herein if the customs or standards in the office leasing community change during the term of this Lease, but initially Tenant shall maintain the following coverage in the following amounts: (i) Commercial General Liability Insurance on an occurrence basis with a minimum limit of liability in an amount of $1,000,000 for bodily injury, personal injury, or death to any one person and $1,000,000 for bodily injury, personal injury or death to more than one person, and $1,000,000 with respect to damage to property including water and sprinkler damage for each occurrence; (ii) insurance against fire, with extended coverage and vandalism and malicious mischief endorsements, in an amount adequate to cover the full replacement value of all leasehold improvements, Tenant's personal property, machinery, equipment, moveable partitions, office furniture, trade fixtures, and wall and floor coverings in the premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value of the covered items and in amounts that meet any coinsurance clauses of the policies of insurance; and (iii) Workmen's Compensation insurance in not less than the statutory amounts outlined by the State of Illinois.

    (c) The policy referred to in Subsection 13(b) (i) shall name Landlord, the beneficiaries of Landlord and their respective agents and employees as additional insureds and shall not provide for deductible amounts in excess of $1,000.00. Each policy referred to in Subsection 14 (b) shall be issued by one or more responsible insurance companies reasonably satisfactory to Landlord and shall contain the endorsement that such insurance may not be canceled or amended without thirty (30) days' prior written notice to Landlord and its beneficiaries.

    (d) Tenant shall deliver to Landlord certificates of insurance of all policies and renewals thereof to be maintained by Tenant hereunder, not less than ten (10) days prior to the commencement of the term and not less than ten
    (10) days prior to the expiration date of each policy.

14. SUBROGATION. The parties hereto agree to use good faith efforts to have any and all fire, extended coverage or any and all material damage insurance which may be carried endorsed with a subrogation clause providing substantially as follows: "This insurance shall not be invalidated should the insured waive in writing prior to a loss any or all fight to recovery against any party for loss occurring to the property described herein"- and each party hereto hereby waives all claims for recovery from the other party for any loss or damage to any of its property insured under valid and collectible insurance policies to the extent of any recovery collectible under such insurance such to the limitation that this waiver shall apply only when it is either permitted or, by the use of such good faith efforts could have been so permitted by the applicable policy of insurance.

15.        EMINENT DOMAIN:   if the Building, or a substantial part
of the demised premises, shall be lawfully taken or condemned for any public or quasi-public use or purpose, or conveyed under threat of such condemnation, the term of this Lease shall end upon, and not before, the date of the taking of possession by the condemning authority. Tenant has the right to assert any claim(s) available under applicable law. Current rent shall be apportioned as of the date of such termination. If any part of the Building, other than the demised premises or any part of the Building not constituting a substantial part of the demised premises, shall so be taken or condemned, or if the grade of any street or alley adjacent to the Building is changed by any competent authority and such taking or change of grade makes it necessary or desirable to substantially remodel or restore the Building, the Landlord shall have the right to cancel this Lease upon not less than ninety (90) days notice prior to the date of cancellation designated in the notice. No money or other consideration shall be payable by the Landlord to the Tenant for the right of cancellation, and the Tenant shall have no right to share in the condemnation award or in any judgment for damages caused by the change of grade.

16. ASSIGNMENT-SUBLETTING. (a) Tenant shall not assign, hypothecate, mortgage, encumber, or convey this Lease or any interest under it; allow any transfer thereof or any lien upon Tenant's interest by operation of law or otherwise; sublet the whole or any part of the demised premises; or permit the use of the demised premises by anyone other than Tenant and its employees, independent freelance contractors, Tenant's parent company employees or employees of any of its subsidiaries, so long as under Tenant's supervision utilized for a similar use.

    If Tenant is a corporation, any dissolution, merger, consolidation or reorganization of Tenants, parent company or the sale or transfer of a controlling percentage of the capital stock of Tenant, whether by a single transaction or event or by cumulative transactions or events shall be deemed an assignment of this Lease, and shall be subject to the restrictions set forth above. If Tenant is a partnership, a withdrawal or change, voluntary, involuntary or by operation of law, of any partner or partners owning 5 1% or more of the partnership interest, whether by a single transaction or event or by cumulative transactions or events, or the dissolution of the partnership shall be deemed an assignment of the Lease and shall be subject to the restrictions set forth above.

    (b) Tenant shall not sublet the whole or any part of the premises without Landlord's prior written consent. In the event
Tenant intends to sublease all or any portion of the premises, Tenant shall take the following actions:

         (i) Tenant shall first notify Landlord in writing of its intention to sublet prior to any advertising of same, hiring of brokers or contacting of potential subtenants. Such notice shall identify the space proposed to be sublet, which space must be a legally leasable unit in compliance with all applicable ordinances and codes, and shall state the date on which Tenant requests that the sublet commence, which date shall be no less than one hundred eighty (180) days from the date of Tenant's notice.

         (ii) Landlord shall have thirty (30) days following the receipt of such notice to notify Tenant whether it elects to recapture the space Tenant has proposed to sublet. Landlord's failure to send such notice within such thirty
         (30) day period shall be deemed to mean Landlord has not elected to recapture the space.

         (iii) In the event the Landlord elects to recapture the space, it shall notify Tenant of its intent by service of a written notice of cancellation terminating that portion of the Lease covering the space Landlord has chosen to recapture, which may include all or any lesser portion of the space Tenant has proposed to sublet. In such event Landlord agrees that the space not recaptured by Landlord shall be a legally leasable unit. Landlord and Tenant shall pay 50% of all costs of any construction necessary to accomplish the division of the space. The termination of the Lease as to the recaptured space shall be effective on the date specified by the Tenant in its notice pursuant to Subsection 16 (i) and (ii).

         (iv) In the event that Landlord elects to recapture any proposed sublet space under these provisions, the Base Rent, Rentable Area of the Premises and Measurable Area of the Premises as provided in Section I above shall be adjusted as of the termination date designated in the cancellation notice, referred to in the first sentence of the preceding sub-paragraph (iii) above and this Lease as so amended shall continue thereafter in full force and effect.

         (v) In the event that the Landlord elects not to recapture part or all of the proposed sublet space, Landlord shall so notify Tenant as set forth in (ii) above. Provided Tenant is not in default under the Lease and has fully complied with the terms of this Section 16, Tenant may then proceed to contact potential subtenants and shall have the option to sublet the non-recaptured space in accordance with the following provisions:

         (A) Tenant shall bear all costs and expenses associated with the subletting including, without limitation, any and all costs and expenses incurred by Landlord (if any).

         (B) Upon locating a suitable potential subtenant, Tenant shall notify Landlord in writing. Such notice shall state the name and address of the proposed subtenant and shall include a true and complete copy of the proposed sublease. Tenant shall also deliver to Landlord copies of all financial statements, credit reports and other such information in its possessions relating to the prospective subtenant. At Landlord's request, Tenant shall promptly secure and deliver any additional information Landlord deems necessary in order to evaluate the potential subtenant.

         (C) Landlord shall have fifteen (15) days from the date of its receipt of the last information provided by Tenant on the proposed subtenant during which to evaluate such subtenant and decide whether to consent to the sublease. Landlord shall notify Tenant of its decision in writing, and, in the event that Landlord does not consent to the sublease, its notice thereof to Tenant shall include an explanation of its reasons for denying consent. In the event that Landlord consents to the sublease, Tenant may execute the sublease and collect all rents due thereunder subject to the provisions of subparagraph (D) below and subject to the subtenant's agreement to comply with all the terms of this Lease as they apply to the sublet space.

         (D) Following the execution of any sublease to which Landlord has consented and throughout the term thereof, Tenant shall pay Landlord fifty percent (50%) of all amounts received by Tenant in connection with subletting in excess of the rent for the sublet space Tenant is obligated to pay Landlord hereunder, but only after Tenant has recaptured its incremental costs and expenses associated with affecting the sublease including any construction costs.

         (E) The use for which the premises or any part thereof may be sublet shall be only for lawful office use which is in keeping with the general character of the Building and Complex, which is not extra-hazardous on account of fire and which does not conflict with exclusive rights granted to any other tenant.

         (F) The granting consent by Landlord to Tenant for subletting of the premises or any part thereof shall not release Tenant from direct and primary liability under this Lease for the performance of all of the covenants, duties and obligations of Tenant hereunder, and Landlord shall retain its rights to enforce the provisions of this Lease against Tenant or any subtenant without demand upon or proceeding in any way against any other person. Consent to a particular sublease shall not be deemed a consent to any other or subsequent transaction.

17. WAIVER OF CLAIMS AND INDEMNITY. To the extent permitted by law, the Tenant releases the Landlord, its beneficiaries, and their respective agents and servants from, and waives all claims for, damage to person or property sustained by the Tenant or any occupant of the Building, Complex or premises resulting from the Building, Complex or premises or any part of either or any equipment or appurtenance becoming out of repair, or resulting from any accident in or about the Building or Complex, or resulting directly or indirectly from any act or neglect of any tenant or occupant of the Building or Complex or of any other person, including Landlord's agents and servants excluding willful acts or gross negligence of Landlord, its servants or agents. This Section 17 shall apply especially, but not exclusively, to the flooding of basements or other subsurface areas, and to damage caused by refrigerators, sprinkling devices, air-conditioning apparatus, water, snow, frost, steam excessive heat or cold, falling plaster, broken glass, sewage, gas, odors or noise, or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or neglect of the Landlord or of other tenants, occupants or servants in the Building or Complex or of any other person, and whether such damage be caused or result from any thing or circumstance above mentioned or referred to, or any other thing or circumstance whether of a like nature or of a wholly different nature excluding willful acts or gross negligence of Landlord, its servants or agents. If any such damage, whether to the demised premises or to the Building or Complex or any part thereof, or whether to the Landlord or to other tenants in the Building or Complex, results from any willful or gross negligence of the Tenant, its employees, agents, invitees and customers, the Tenant shall be liable therefor and the Landlord may, at the Landlord's option, repair such damage and the Tenant shall, upon demand by Landlord, reimburse the Landlord forthwith for the total cost of such repairs. The Tenant shall not be liable for any damage caused by its act or neglect if the Landlord or a tenant has recovered the full amount of the damage from insurance and the insurance company has waived its right of subrogation against the Tenant. All property belonging to the Tenant or any occupant of the premises that is in the Building, the Complex or the premises shall be there at the risk of the Tenant or other person only, and the Landlord shall not be liable for damage thereto or theft or misappropriation thereof.

    Tenant agrees to indemnify and save the Landlord, its beneficiaries, and their respective agents and employees harmless against any and all claims, demands, costs and expenses, including reasonable attorney's fees for the defense thereof, arising from Tenant's occupancy of the demised premises or from any breach or default on the part of Tenant in the performance of any covenant or agreement on the part of Tenant to be performed pursuant to the terms of this Lease, or from any act or negligence of Tenant, its agents, servants, employees or invitees, in or about the demised premises. in case of any action or proceeding brought against Landlord, its beneficiaries, or their respective agents or employees by reason of any such claim, upon notice from Landlord, Tenant covenants to defend such action or proceeding by counsel reasonably satisfactory to Landlord.

    Landlord agrees to indemnify and save the Tenant, its beneficiaries, and their respective agents and employees harmless against any and all claims, demands, costs and expenses, including reasonable attorney's fees for the defense thereof, arising from Landlord's ownership of the demised premises or from any breach or default on the part of Landlord in the performance of any covenant or agreement on the part of Landlord to be performed pursuant to the terms of this Lease, or from any act or negligence of Landlord, its agents, servants, employees or invitees, in or about the demised premises. In case of any action or proceeding brought against Tenant, its beneficiaries, or their respective agents or employees by reason of any such claim, upon notice from Tenant, Landlord covenants to defend such action or proceeding by counsel reasonably satisfactory to Tenant.

18. MORTGAGE-GROUND LEASE. Landlord may execute and deliver a mortgage or trust deed in the nature of a mortgage, both sometimes hereinafter referred to as "Mortgage" against the Building, the Complex or any interest thereon, and may sell and lease back the underlying land on which the Building is situated, or which forms a part of the Complex. This Lease and the rights of Tenants hereunder shall be and are hereby made expressly subject and subordinate at all times to any such Mortgage and/or ground lease, now or hereafter existing and all amendments, modifications and renewals thereof and extensions, consolidations or replacements thereof, and to all advances made or hereafter to be made upon the security thereof. Tenant agrees to execute and deliver such further instruments subordinating this Lease to said mortgage or ground lease as may be requested in writing by Landlord from time to time. So long as Tenant's rights to continued use of demised premises pursuant to this Lease, are not adversely affected.
Should any Mortgage affecting the Building or Complex be foreclosed or if any ground or underlying lease be terminated:

    (a) The liability of the mortgagee, trustee or purchaser at such foreclosure sale or the liability of a subsequent Landlord designated as Landlord under this Lease shall exist only so long as trustee, mortgagee, purchaser or Landlord is the owner of the Building or Complex and such liability shall not continue or survive after further transfer of ownership.

    (b) Upon request of the mortgagee or trustee, Tenant will attorn, as Tenant under this Lease, to the purchaser at any foreclosure sale thereunder, or if any ground or underlying lease be terminated for any reason, Tenant will attorn as Tenant under this Lease to the ground lessor under the ground lease and will execute such instruments as may be necessary or appropriate to evidence such atonement.

    Tenant covenants and agrees to give any mortgagee and/or trust deed holder, by Certified or Registered Mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing, (by way of notice of assignment of rents and leases, or otherwise) of the address of such mortgagee and/or trust deed holder with specific reference made to this Section 18 of this lease which shall be repeated in such letter. Tenant further covenants and agrees that if Landlord shall have failed to cure any default within thirty (30) days after Tenant gives notice of the default, the mortgagee and/or trust deed holder shall have an additional thirty (30) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such thirty (30) days, any mortgagee and/or trust deed holder has commenced and is diligently pursuing the remedies to cure such default (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

19. CERTAIN RIGHTS RESERVED BY THE LANDLORD. The Landlord reserves and may exercise the following rights without affecting
Tenant's obligations hereunder:

    (a) to change the name or street address of the Building or Complex;

    (b) to install and maintain a sign or signs on the interior or exterior of the Building or Complex;

    (c) to have access for the Landlord and other tenants of the Building to any mail chutes located on the demised premises according to the rules of the United States Post Office;

    (d) to designate all sources furnishing sign painting and lettering, unless Landlord maintains all toilets within Base
    Rent, lamps and bulbs used on the demised premises,

    (e) to decorate, remodel, repair, alter or otherwise prepare the demised premises for reoccupancy if Tenant vacates the demised premises prior to the expiration of the term;

    (f)  to retain at all time pass keys to the demised premises;

    (g) to grant to anyone the exclusive right to conduct any particular business or undertaking in the Building or Complex with the exception of Paragraph 2;

    (h) to exhibit the demised premises to others upon commercially reasonable allowance notice;

    (i) to close the Building after regular working hours and on the legal holidays subject, however, to Tenant's right to admittance, under such reasonable regulations as Landlord may prescribe from time to time, which may include by way of example but not of limitation, that persons entering or leaving the Building identify themselves to a watchman by registration or otherwise and that said persons establish their right to enter or leave the Building;

    0) to approve the weight, size and location of safes or other heavy equipment or articles, which articles may be moved in, about, or out of the Building or premises only at such times and in such manner as Landlord shall direct and in all events, however, at Tenant's sole risk and responsibility;

    (k) to take any and all measures, including inspections, repairs, alterations, decorations, additions and improvements to the premises, the Building or to the Complex, as may be necessary or desirable for the safety, protection or preservation of the demised premises, the Building or the Complex or the Landlord's interest, or as may be necessary or desirable in the operation of the Building or Complex.

    The Landlord may enter upon the demised premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of the Tenant's use or possession and without being liable in any manner to the Tenant and without abatement of rent or affecting any of the Tenant's obligations hereunder, subject to Landlord's reasonable notice thereof

20. HOLDING OVER. If the Tenant retains possession of the demised premises or any part thereof after the termination of the term or any extension thereof, by lapse of time or otherwise, the Tenant shall pay the Landlord the monthly rent, at double the rate payable for the month immediately preceding said holding over (including amounts for Taxes and Expenses, as applicable), computed on a per month basis, for each month or part thereof (without reduction for any such partial month) that the Tenant thus remains in possession, and in addition thereto, Tenant shall pay the Landlord all damages in excess of said rent, taxes and expenses as included in this Section, consequential as well as direct, sustained by reason of the Tenant's retention of possession. Alternatively, at the election of Landlord expressed in a written notice to the Tenant and not otherwise, such retention of possession shall constitute a renewal of this Lease for one (1) year, on the same terms and conditions, except that the rent shall be the greater of market or 125% of the latest rent plus all adjustments applicable for such year in accordance with Section 5 hereof The provisions of this paragraph do not exclude Landlord's rights or re-entry or any other right hereunder.

21. LANDLORD'S REMEDIES.  All rights and remedies of the Landlord herein enumerated
shall    be cumulative, and none shall exclude any other right or
    remedy allowed by law.

    (a) If any involuntary action or proceeding under any section or section of any bankruptcy act in any court or tribunal shall adjudge or declare Tenant insolvent or unable to pay Tenant's debts, or if any voluntary petition or similar proceeding under any section of any bankruptcy act shall be filed by Tenant in any court or tribunal to declare Tenant insolvent or unable to pay Tenant's debts, then and in any such event Landlord may, if Landlord so elects but not otherwise, and with or without notice of such election, and with or without entry or other action by Landlord, forthwith terminate this Lease, and notwithstanding any other provision of this Lease, Landlord shall forthwith upon such termination be entitled to recover damages in an amount equal to the then present value of the Base Rent specified in Section I of this Lease, as adjusted, pursuant to Section 5, for the residue of the stated term thereof, less the present value of the fair rental value of the premises for the residue of the stated term.

    (b) If the Tenant defaults in the payment of rent, and the Tenant does not cure the default within five (5) days after demand for payment of such rent or if the Tenant defaults in the prompt and full performance of any other provisions of this Lease, and the Tenant does not cure the default within twenty (20) days after written demand by the Landlord that the default be cured (unless the default involves a hazardous condition, which shall be cured forthwith) or if the leasehold interest of the Tenant be levied upon or be attached by process of law, or if the Tenant makes an assignment for the benefit of creditors or admits its inability to pay its debts, or if a receiver be appointed for any property of the Tenant, or if the Tenant abandons the premises, then and in any such event the Landlord may, if the Landlord so elects but not otherwise, and with or without notice of such election, and with or without any demand whatsoever, either forthwith terminate this Lease and the Tenant's right to possession of the premises, or without terminating this Lease, forthwith terminate the Tenant's right to possession of the premises.

    (c) Upon any termination of this Lease, whether by lapse of time or otherwise, or upon any termination of the Tenant's right to possession without termination of the Lease, the Tenant shall surrender possession and vacate the premises immediately, and deliver possession thereof to the Landlord, and hereby grants to the Landlord full and free license to enter into and upon the premises in such event with or without process of law and to repossess the premises and to expel or remove the Tenant and any others who may be occupying or be within the premises and to remove any and all property therefrom; using force as may be necessary, without being deemed in any manner guilty of trespass, eviction or forcible entry or detainer, and without relinquishing the Landlord's right to rent or any other right given to the Landlord hereunder or by operation of law.

    (d) If the Tenant abandons the premises or otherwise entitles the Landlord so to elect, and the Landlord elects to terminate the Tenant's right to possession only, without terminating the Lease, the Landlord may, at the Landlord's option, enter into the premises, remove the Tenant's sign and other evidences' of Tenant and take and hold possession thereof as in Subsection
    (c) of this Section 21 provided, without such entry and possession terminating the Lease or releasing the Tenant, in whole or in part, from the Tenant's obligation to pay the rent hereunder for the full term, and in any such case the Tenant shall pay forthwith the Base Rent specified in Section I of this Lease as adjusted in accordance with Section 5, for the residue of the stated term plus any other sums then due hereunder less the present value of the fair rental value of the demised premises for such period. In the alternative, upon and after entry into possession without termination of the Lease, the Landlord shall use its best efforts to relet the premises or any part thereof for the account of the Tenant to any person, firm or corporation for such rent for such time and upon such terms as the Landlord in the Landlord's sole discretion shall determine, and the Landlord shall not be required to observe any instruction given by the Tenant about such reletting. In any such case, the Landlord may make repairs, alterations and additions in or to the premises, and redecorate the same to the extent deemed by the Landlord necessary or desirable, and the Tenant shall, upon demand, pay the cost thereof, together with the Landlord's expenses of the reletting. If the consideration collected by the Landlord upon any such reletting for the Tenant's account is not sufficient to pay monthly the full amount of the rent reserved in this Lease, together with the costs of repairs, alterations, additions, redecorating and the Landlord's expenses, the Tenant shall pay to the Landlord the amount of each monthly deficiency upon demand. If the Landlord, in attempting to mitigate the damages caused by Tenant's removal from the premises, leases to another entity ("New Lease") for longer than the remainder of the term of this Lease, the rental for the remainder of the term of this Lease for purposes of this Section shall be deemed to be the average rental payments under the New Lease for the remainder of the term of this Lease. "Average rental payments under the New Lease" shall be deemed to mean rental payments (net of abatements and rent credits) under the New Lease, after deducting the costs of leasing the demised premises, including, but not limited to, expenses incurred in repairing, altering or redecorating the premises, broker's costs, and attorney's fees in connection with the New Lease, divided by the number of months in the New Lease. All rentals and other costs under the New Lease shall be discounted to the due dates of payments due under this Lease, at the prime rate then in existence at The First National Bank of Chicago or bank of similar size if The First National Bank of Chicago is no longer in existence at the time this provision becomes operational. Notwithstanding anything in this subsection to the contrary, in no event shall Landlord be required to pay Tenant any excess of the rent it receives under the New Lease over the rent hereunder.

    (e) The Tenant hereby constitutes and irrevocably appoints any attorney of any court to be the true and lawful attorney of the Tenant, and, in the name, place and stead of the Tenant, to appear for and on behalf of the Tenant in any court of record at any time, and from time to time, after default hereunder in any suit or suits brought against the Tenant for the enforcement of any rights hereunder by the Landlord, to waive the issuance and service of process and trial by jury, and, from time to time, to confess judgment or judgments in favor of the Landlord and against the Tenant for any rent and interest thereon due hereunder by the Tenant to the Landlord, for costs of suit and for a reasonable attorney's fee in favor of the Landlord to be fixed by the court, and to release all errors that may occur or intervene in such proceedings, including the issuance of execution upon any such judgment, and to stipulate that no appeal shall be prosecuted from such judgment or judgments, or that no proceedings in chancery or otherwise shall be filed or prosecuted to interfere in any way with the operation of such judgment or judgments or of any execution issued thereon or with any supplemental proceedings taken by the Landlord to collect the amount of any such judgment or judgments, and to consent that execution on any judgment or decree in favor of the Landlord against the Tenant may issue forthwith.

    (f) Any and all property which may be removed from the premises by the Landlord pursuant to the authority of the Lease or of law, to which the Tenant is or may be entitled, may be handled, removed or stored by the Landlord at the risk, cost and expense of the Tenant, and the Landlord shall in no event be responsible for the value, preservation or safekeeping thereof The Tenant shall pay to the Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in the Landlord's possession or under the Landlord's control. Any such property of the Tenant not retaken from storage by the Tenant within thirty (30) days after the end of the term, however terminated, shall be conclusively presumed to have been conveyed by the Tenant to the Landlord under this Lease as a bill of sale without further payment or credit by the Landlord to the Tenant.

    (g) Tenant hereby grants to Landlord a first lien upon the interest of Tenant under this Lease to secure the payment of moneys due under this Lease, which lien may be enforced in equity; and Landlord shall be entitled as a matter of right to have a receiver appointed to take possession of the demised premises and relet the same under order of court. In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contracts rights, chattel paper and other personal property of Tenant situated on the Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law including without limitation the right to sell the property described in this Article at public or private sale upon five (5) days' notice to Tenant. Tenant hereby agrees to execute such financing statements and other documents necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

    (h) The Tenant shall pay upon demand all the Landlord's costs, charges and expenses, including the fees of counsel, agents and others retained by the Landlord in any litigation, negotiation or transaction in which the Tenant causes the Landlord, without the Landlord's fault, to become involved or concerned specifically including, without limitation, any litigation required by Landlord to enforce its rights or remedies pursuant to this Lease.

22. DEFAULT UNDER OTHER LEASE. If the term of any lease, other than this Lease, made by the Tenant for any demised premises in the Building or Complex shall be terminated or terminable after the making of this Lease because of any default by the Tenant under such other lease, such fact shall empower the Landlord, at the Landlord's sole option, to terminate this Lease by notice to the Tenant.

23. SURRENDER OF POSSESSION. Upon the expiration or other termination of the term of this Lease, Tenant shall quit and surrender to Landlord the premises, broom clean, in good order and condition, ordinary wear excepted, and Tenant shall remove all of its property. Landlord shall remove all telephone and other communication cable from the plenum areas, wall cavities and rises at Tenant's expense.

    If the Tenant does not remove its property of every kind and description from the demised premises prior to the end of the term, however ended, the Tenant shall be conclusively presumed to have conveyed the same to the Landlord under this Lease as a bill of sale without further payment or credit by the Landlord to the Tenant and the Landlord may remove the same and the Tenant shall pay the cost of such removal to the Landlord upon demand.

    Not later than sixty (60) days before this Lease terminates or Tenant vacates the premises, Tenant shall give Landlord written notice of its intended departure and shall schedule a joint inspection with Landlord -of the premises in preparation for Tenant's vacating of the premises. At such joint inspection, Landlord shall prepare a list of the following items for Tenant to resolve before vacating the premises:

    1) repairs and restorations that will need to be made to the premises before vacating, if any;

    2) equipment and/or fixtures that may be removed, and a procedure that must be followed in order to remove such items from the Building, which may include a "check out" procedure with an employee of Landlord at the Building;

    3) equipment and/or fixtures that may not be removed from the premises because they rightfully belong to Landlord.

    Tenant shall have ten (10) days after receipt of said list from Landlord to notify Landlord of any discrepancies it notes on said Est. If Tenant does not so notify Landlord, said list shall be binding on Tenant, and shall be binding upon Landlord except to the extent that, because of hidden problems, Landlord could not reasonably ascertain whether certain repairs and/or restoration would be needed until vacating of the premises. In any event, if Tenant fails to arrange such joint inspection, any list of needed restoration or repairs prepared by Landlord as a result of Landlord's inspection at or after Tenant's vacating the premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

    Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of the term of this Lease.

24. NOTICES.  Notices shall be in writing.

    (a) Notices shall be effectively served by Landlord upon Tenant if addressed to Tenant's
    President, General Manager, or Chief Financial Officer in any one of the following manners:

    (i)  By delivery to Tenant, or a representative of Tenant; or

    (ii) By forwarding through Certified or Registered Mail, postage prepaid, to Tenant at the address shown in Subsection l(c), in which case the time of mailing shall be the time of notice.

    (b) Notices shall be effectively served by Tenant upon Landlord when addressed to
    Landlord and served either:

    (i)  Upon an officer of Landlord; or

    (ii)      -----------------

    (iii) By forwarding through Certified or Registered Mail, postage prepaid, to Landlord at the address shown in Subsection l(b).

    The addresses for notices shall be those addresses shown in
Section I or if notified in writing of another address by either party, at such latter address. light, (subject to Tenant's reasonable approval) upon thirty (30) days written notice, to relocate Tenant to another location in the Complex at no cost or expense to Tenant and upon the condition that the new premises designated by Landlord shall be substantially as desirable as the demised premises with respect to layout and location and shall not be smaller in area than the demised premises.

26. GOOD FAITH DEPOSIT. Tenant agrees to deposit with Landlord, upon the execution of this Lease, the sum set forth in Subsection
I (I) above as security for the full and faithful performance by Tenant of each and every term, provision, covenant, and condition of this Lease. Landlord shall have no obligation to segregate the amount so deposited from its other funds. If Tenant defaults in respect to any of the terms, provisions, covenants and conditions of this Lease including, but not limited to, payment of the Adjusted Monthly Base Rent, Landlord may use, apply, or retain the whole or any part of the security so deposited for the payment of any such rent in default, or for any other sum which the Landlord may expend or be required to expend by reason of Tenant's default including, without limitation, any damages or deficiency in the reletting of the demised premises, whether such damages or deficiency shall have accrued before or after any re-entry by Landlord. If any of the deposit shall be so used, applied or retained by Landlord at any time or from time to time, Tenant shall promptly, in each such instance, on written demand therefor by Landlord, pay to Landlord such additional sum as may be necessary to restore the deposit to the original amount set forth in Subsection 1(m). If Tenant shall fully and faithfully comply with all the terms, provisions, covenants, and conditions of this Lease, the deposit, or any balance thereof, shall be returned to Tenant after the following:

    (a) the time fixed as the expiration of the term of this Lease;

    (b)  the removal of Tenant from the demised premises;

    (c) the surrender of the demised premises by Tenant to Landlord in accordance with this Lease; and

    (d) the time required for any other charges due pursuant to the Lease to have been computed by Landlord and paid by Tenant.

    Except as otherwise required by law, Tenant shall not be entitled to any interest on the aforesaid deposit. If the absence of evidence satisfactory to Landlord of an assignment of the right to receive the deposit or the remaining balance thereof, Landlord may return the deposit to the original Tenant, regardless of one or more assignments of this Lease. If Tenant receives notice of sale of the Building or Complex and a notice to atorn to the new Landlord, it shall look solely to the new Landlord for return of the deposit.

27.             MISCELLANEOUS.

    (a) No receipt of money by the Landlord from the Tenant after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the demised premises shall reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit.

    (b) No waiver of any default of the Tenant hereunder shall be implied from any omission by the Landlord to take any action on account of such default if such default persists or be repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated.

    (c) The words "Landlord" and "Tenant", wherever used in this Lease shall be construed to mean plural where necessary, and the necessary grammatical changes required to make the provisions hereof apply either to corporations or individuals, men or women, shall in all cases be assumed as though in each case fully expressed.

    (d) Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of the Landlord and the Tenant and their respective heirs, legal representative, successors and assigns in the event this Lease has been assigned with the express written consent of the Landlord.

    (e) Submission of this instrument for examination does not constitute a reservation of or option for the premises. The instrument does not become effective as a lease or otherwise until executed and delivered by both Landlord and Tenant.

    (f) All amounts (unless otherwise provided herein, and other than the Adjusted Monthly Base Rent, which shall be due as hereinbefore provided) owed by the Tenant to the Landlord hereunder shall be deemed additional rent and be paid within ten (10) days from the date the Landlord renders statements of account therefor. All such amounts (including Adjusted Monthly Base Rent and additional rent) shall bear interest from the date due until the date paid at the rate of 2% above the prime rate of interest of The First National Bank of Chicago in effect on the date of payment, or at the maximum legal rate of interest, allowed by law, if such maximum legal rate is applicable and lower.

    (g) All riders attached to this Lease and initialed by the Landlord and the Tenant are hereby made a part of this Lease as though inserted in this Lease.

    (h) The headings of sections are for convenience only and do not limit or construe the contents of the sections.

    (i) If the Tenant shall occupy the premises prior to the beginning of the term of this Lease with the Landlord's consent, all the provisions of this Lease shall be in full force and effect as soon as the Tenant occupies the premises.

    (j) Should any mortgage, leasehold or otherwise, require a modification or modifications of this Lease, which modification or modifications will not bring about any increased cost or expense to Tenant or in any other way substantially change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified.

    (k) The Tenant represents that the Tenant has dealt directly with and only with NONE as broker in connection with this Lease, and that insofar as the Tenant knows no other broker negotiated this Lease or is entitled to any commission in connection therewith. Tenant indemnifies and holds Landlord, its beneficiaries, and their respective agents and employees harmless from all claims of any other broker or brokers who claim to have dealt with Tenant in connection with Lease.

    (1) The Tenant agrees that from time to time upon not less than ten (10) days prior request by the Landlord, the Tenant will deliver to the Landlord a statement in writing certifying
    (a) that this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified and identifying the modifications), (b) the dates to which the rent and other charges have been paid, and (c) that so far as the person making the certificate knows, the Landlord is not in default under any provisions of this Lease.

    (m) The Landlord's title is and always shall be paramount to the title of the Tenant, and nothing herein contained shall empower the Tenant to do any act which can, shall or may encumber such title.

    (n) The laws of the State in which the demised premises are located shall govern the validity, performance and enforcement of this Lease.

    (o) If any term, covenant or condition of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, covenant or condition to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each term, covenant or condition of this Lease shall be valid and enforced to the fullest extent permitted by law.

    (p) Landlord and Tenant agree that to the extent permitted by law, each shall and hereby does waive trial by jury in any action, proceeding or counterclaim brought by either against the other on any matter whatsoever arising out of or in any way connected with this Lease.

    (q) There are no oral agreements between Landlord and Tenant affecting this Lease, and this Lease supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between Landlord and Tenant or displayed by Landlord to Tenant with respect to the subject matter of this Lease.

    (r) In the event the original Landlord hereunder, or any successor Landlord of the Complex, shall sell or convey the Complex, all liabilities and obligations on the part of the original Landlord, or such successor Landlord, under this Lease accruing thereafter shall be terminated, and thereupon all such liabilities and obligations shall be binding upon the new Landlord. Tenant agrees to atorn to each such new Landlord.

    (s) The term "Landlord", as used in this Lease, means DEVELOPMENT, CORP., agent and the legal entity which owns the beneficial interest in Harris Bank & Trust Company of Barrington Trust No. 11-521 1, which holds legal title to the Complex, and any liability or obligation of Landlord under this Lease shall be limited to its assets held in such trust and no Landlord of the beneficial interest in such trust shall be individually or personally liable for any claim arising out of this Lease.

    Only upon execution of this Lease shall the Lease of May 29, 1997, be rendered null and void.

         IN WITNESS WHEREOF, the parties hereto have executed this Lease the date first above written.
                                  LANDLORD
                                  MARKUR DEVELOPMENT, CORP., as Agent
                                  for the owners of the beneficial
                                  interest in Harris Bank Bar

         By:
         Its:
         President

         ATTEST

         By:
         Its:
         Executive Vice President

         TENANT

         By
         Its
         President

         ATTEST

         By
         Its
         Chief Financial Officer

                                 EXHIBIT A
                       BUILD OUT FOR SYNAPTX IMPULSE


1) Build out private office denoted on the Rienke Office Interior Plan dated 1/7/97. Included are office shown as "Board Room", War Room #1, War Room #2, and War Room #3.

2) Build out room denoted as library on 1/7/97 ROI Plan including individually controlled HVAC system.

3) A partition wall will be built from approximate point J-7 to F-7 with one man door to be located by tenant. The area from line 7 to line 8, 9, & 10 shall be unfinished space with minimal code required lighting and heating equipment only. Floors, walls, and ceiling to be painted in a single color.

4) Supply and install six (6) power poles to service a maximum of 25 to 30 office cubes. Each pole will contain three (3) electrical circuits and a one-inch data conduit.
5) All hardwood maple flooring will be ground, sanded, and sealed with a varnish. It is understood with the age of the flooring distressed marks may still be evident upon completion.

6) Recondition and reinstall in existing locations 75 of the large round light fixtures, painted in a single color to be chosen by tenant and landlord.

7) Repaint existing tin ceiling in a single flat latex enamel color to be chosen by tenant and landlord.

8) All brick walls and wood timbers to be sandblasted and cleaned.

9) Bathroom will be built out as per the plan by Direct Design dated 4/17/97.